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                                                                    EXHIBIT 10.1


                            UNITED STATES OF AMERICA
                                   BEFORE THE
                          OFFICE OF THRIFT SUPERVISION


------------------------------)
In the Matter of              )          Order No.:  SE-08-05
                              )
                              )
GREATER ATLANTIC BANK         )          Effective Date:  April 25, 2008
                              )
Reston, Virginia              )
OTS Docket No. 08491          )
------------------------------)


        STIPULATION AND CONSENT TO ISSUANCE OF ORDER TO CEASE AND DESIST
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         WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Southeast Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed Greater Atlantic Bank, Reston, Virginia, OTS Docket No. 08491 (Savings Association) that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Savings Association pursuant to 12 U.S.C. ss. 1818(b);

         WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order; and

         WHEREAS, the Savings Association desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceedings by entering into this Stipulation and Consent to Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:


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1.       JURISDICTION.
         ------------

         (a) the Savings Association is a "savings association" within the meaning of 12 U.S.C. ss. 1813(b) and 12 U.S.C. ss. 1462(4). Accordingly, the Savings Association is "an insured depository institution" as that term is defined in 12 U.S.C. ss. 1813(c); and

         (b) Pursuant to 12 U.S.C. ss. 1813(q), the Director of OTS is the "appropriate Federal banking agency" with jurisdiction to maintain an administrative enforcement proceeding against a savings association. Therefore, the Savings Association is subject to the authority of OTS to initiate and maintain an administrative cease-and-desist proceeding against it pursuant to 12 U.S.C. ss. 1818(b).

2.       OTS FINDINGS OF FACT.
         --------------------

         Based on its October 6, 2006 examination of the Savings Association, OTS finds that the Association has engaged in unsafe and unsound banking practices, including:

         (a) The Savings Association has failed to maintain adequate credit administration, monitoring and oversight of commercial real estate and undeveloped land loans, and failed to comply with supervisory loan-to-value guidelines set forth in the interagency guidelines for real estate lending policies, 12 C.F.R. ss. 560.101.

         (b) The Savings Association has significantly increased the level of credit and concentration risk exposure in its high risk commercial and raw land portfolios.

         (c) The Savings Association has been operating without an effective strategic plan to improve its unsatisfactory earnings performance.


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3.       CONSENT.
         -------

         The Savings Association consents to the issuance by OTS of the accompanying Order to Cease and Desist (Order). The Savings Association further agrees to comply with the terms of the Order upon the Effective Date of the Order and stipulates that the Order complies with all requirements of law.

4.       FINALITY.
         --------

         The Order is issued by OTS under 12 U.S.C. ss. 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 U.S.C. ss. 1818(i).

5.       WAIVERS.
         -------

         The Savings Association waives the following:

         (a) The right to be served with a written notice of OTS's charges against it as provided by 12 U.S.C. ss. 1818(b) and 12 C.F.R. Part 509;

         (b) The right to an administrative hearing of OTS's charges as provided by 12 U.S.C. ss. 1818(b) and 12 C.F.R. Part 509;

         (c) The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 U.S.C. ss. 1818(h), or otherwise to challenge the validity of the Order; and

         (d) Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.

6.       OTS AUTHORITY NOT AFFECTED.
         --------------------------

         Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Savings Association if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

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7.       OTHER GOVERNMENTAL ACTIONS NOT AFFECTED.
         ---------------------------------------

         The Savings Association acknowledges and agrees that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Savings Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

8.       MISCELLANEOUS.
         -------------

         (a) The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;

         (b) If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;

         (c) All references to OTS in this Stipulation and the Order shall also mean any of the OTS's predecessors, successors, and assigns;

         (d) The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;

         (e) The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and


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         (f)  The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.

9.       SIGNATURE OF DIRECTORS/BOARD RESOLUTION.
         ---------------------------------------

         Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Savings Association to the issuance of the Order and the execution of the Stipulation.




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WHEREFORE, the Savings Association, by its directors, executes this Stipulation.


                                          Accepted by:

GREATER ATLANTIC BANK                     OFFICE OF THRIFT SUPERVISION
RESTON, VIRGINIA


By: /s/ Charles W. Calomiris             By: /s/ John E. Ryan
    ---------------------------------        -----------------------------------
    Charles W. Calomiris                     John E. Ryan
    Chairman                                 Regional Director, Southeast Region

Date:                                    Date:  See Effective Date on page 1
     --------------------------------


     /s/ Carroll E. Amos
     --------------------------------
     Carroll E. Amos, Director


     /s/ Sidney M. Bresler
     --------------------------------
     Sidney M. Bresler, Director


     /s/ Jeffrey W. Ochsman
     --------------------------------
     Jeffrey W. Ochsman, Director


     /s/ James B. Vito
     --------------------------------
     James B. Vito, Director




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